SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                             FORM 8-K
                          CURRENT REPORT





             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) January 6, 2000
                                               _________________


              PERMA-FIX ENVIRONMENTAL SERVICES, INC.
 ________________________________________________________________
      (Exact name of registrant as specified in its charter)


     Delaware                 1-11596             58-1954497
 _______________          _______________      _________________
 (State or other        (Commission File     (IRS Employer
 jurisdiction of            Number)          Identification No.)
 incorporation)


1940 N.W. 67th Place, Suite A, Gainesville, Florida     32653
___________________________________________________    ________
 (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code (352) 373-4200
                                                   ______________


                          Not applicable
_________________________________________________________________
  (Former name or former address, if changed since last report)

Item 5.   Other Events.
          _____________

     On January 6, 2000, Perma-Fix Environmental Services, Inc.
(the "Company") extended the expiration date of the following warrants previously issued by the Company and, adjusted the exercise prices of such warrants to $1.00 per share:

(i) Warrants held by Joseph Stevens & Co. allowing the purchase of up to 220,000 shares of the Company's Common Stock, par value $.001 per share ("Common Stock"), at an exercise price of $2.033 per share were extended to expire March 15, 2000;
(ii) Warrants held by D. H. Blair Investment Banking Corporation ("D. H. Blair") allowing the purchase of up to 67,000 shares of Common Stock at an exercise price of $1.936 per share were extended to expire January 14, 2000;
(iii) Warrants held by D. H. Blair allowing the purchase of up to 200,000 shares of Common Stock at an exercise price of $1.75 per share were extended to expire January 27, 2000;
(iv) Warrants held by Nelya Kizner allowing the purchase of up to 27,500 shares of Common Stock at an exercise price of $1.50 per share were extended to expire January 14, 2000;
(v) Warrants held by Keith Fetter allowing the purchase of up to 34,000 shares of Common Stock at an exercise price of $1.50 per share were extended to expire January 20, 2000;
(vi) Warrants held by Jane M. Lamas allowing the purchase of up to 10,000 shares of Common Stock at an exercise price of $1.50 per share were extended to expire January 20, 2000;
(vii) Warrants held by Sedef Dion allowing the purchase of up to 6,000 shares of Common Stock at an exercise price of $1.50 per share were extended to expire January 20, 2000;
(viii) Warrants held by JW Genesis Financial Corp. ("JW
       Genesis") allowing the purchase of up to 112,500 shares at an exercise price of $1.50 per share were extended to expire February 10, 2000; and
(ix) Warrants held by JW Genesis allowing the purchase of up to 50,000 shares of Common Stock at an exercise price of $1.50 per share were extended to expire February 10, 2000.

      As of the filing date of this report, of the 727,000 above-described adjusted warrants, 532,000 have been exercised, leaving 195,000 shares of Common Stock issuable pursuant to the terms of the remaining adjusted warrants. The closing price of the Common Stock per share on the date of adjustment, January 6, 2000, as reported on the National Association of Securities Dealers SmallCap market was $1.1562.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PERMA-FIX ENVIRONMENTAL
                                    SERVICES, INC.

                               By: /s/ Richard T. Kelecy
                                  ______________________________
                                       Richard T. Kelecy
                                       Chief Financial Officer

Date:  February 15, 2000

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